                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 26, 2007
                                                    -------------------------------------------------------------------

                                              Elcom International, Inc.
-----------------------------------------------------------------------------------------------------------------------
                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
-----------------------------------------------------------------------------------------------------------------------
        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                                               02062
-----------------------------------------------------------------------------------------------------------------------
                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
                                                        ---------------------------------------------------------------

                                                         N/A
-----------------------------------------------------------------------------------------------------------------------
                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On April 26, 2007,  the Company  received  notice from the NASD that it was in violation of NASD Rule 6530 as a result of its failure to file its Annual  Report on Form 10-KSB for the period  ended  December  31, 2006 with the Securities and Exchange  Commission  within the prescribed time period,  and if such  delinquency was not cured by 5:30 p.m.  Eastern Daylight Saving Time on May 18, 2007, the Company's stock would not be eligible for quotation on the OTC Bulletin  Board (the  "OTCBB")  and would  thereafter  be removed  from the OTCBB.  The Company has been unable to file its 10-KSB  because it is working  with it's  auditors to resolve  several  accounting  issues.  The
Company  continues to diligently work with its independent  auditors to resolve this issue and file its 10-KSB in a timely  fashion to comply with the NASD grace  period,  but due to the  uncertainty  surrounding  the  issues,  the
Company is unable to predict the exact timing of the resolution.

SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date:    April 30, 2007
       -------------------------------------------------------
                                                                     By:   /s/ John E. Halnen
                                                                       -----------------------------------------------
                                                                       John E. Halnen
                                                                       President and Chief Executive Officer